Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.Debtors	Reporting Period: December 3, 2020 - January 2, 2021

MONTHLY OPERATING REPORT

Reporting Period: December 3, 2020 - January 2, 2021

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	X
Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations	MOR-la	X	X	See Attestation
Schedule of Professional Fees and Expenses Paid	MOR-lb	X
Copies of bank statements				See Attestation
Cash disbursements journals				See Attestation
Statement of Operations by Legal Entity	MOR-2	X	X
Balance Sheet by Legal Entity	MOR-3	X	X
Status of Postpetition Taxes				See Attestation
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
Opening Balance Sheet by Legal Entity	Exhibit A	X
Disbursements by Legal Entity	Exhibit B	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

02/05/2021
Signature of Debtor Cindy Thomassee[1] Chief Financial Officer of Francesca’s Holdings Corporation, et al.	Date

1 As of January 30, 2021, Cindy Thomassee is no longer an officer of the Debtors; however, she has signed the December Monthly Operating Report as the financial information included herein relates to the period prior to her resignation.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.Debtors	Reporting Period: December 3, 2020 - January 2, 2021

Notes to the Monthly Operating Report (“MOR”)

Reporting Period: December 3, 2020 - January 2, 2021

General:

The Debtors filed for relief under chapter 11 of title 11 of the United States Code, §§ 101-1532, et seq. (the “Bankruptcy Code”) on December 3, 2020 (the “Petition Date”). Per agreement with the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”), the Debtors have prepared this monthly operating report on a fiscal month basis (this “MOR”) for the period from December 3, 2020 through January 2, 2021. In addition, the U.S. Trustee has agreed to extend the Debtors’ deadline to file this MOR to February 5, 2021.

The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases. This MOR is not prepared in accordance with GAAP and does not include all of the information and footnotes required thereby. Additionally, certain transactions that would be required to be included in GAAP financial statements are not reflected in this MOR. There can be no assurance that the financial information presented herein is complete, and readers are strongly cautioned not to place reliance on this MOR, which was not prepared for the purpose of providing the basis for an investment decision relating to the Debtors. The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this MOR includes certain normal recurring adjustments, but may not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of its annual financial information in accordance with GAAP. Upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustment (which may be material) and reconciliation. However, the Debtors are not required to publicly update this MOR to reflect more current facts or estimates, or upon the occurrence of future events, including if the facts, estimates, or assumptions upon which this MOR is based change.

Notes to MOR-1:

Cash is received and disbursed by the Debtors as described in the Debtors' Motion for Entry of Interim and Final Orders (I) Authorizing Continued Use of the Debtors' Existing Cash Management System, Corporate Credit Card Program and Bank Accounts; (II) Waiving Certain United States Trustee Requirements; (III) Extending Time to Comply with Section 345(b) of the Bankruptcy Code; (IV) Authorizing Continued Performance of Intercompany Transactions; and (V) Granting Related Relief [D.I. 29] and is consistent with the Debtors’ historical cash management practices. Cash receipts and disbursements reflected herein include activity from December 3, 2020 to January 2, 2021. Cash receipts and disbursements were derived from the bank statements and accounting system. Cash receipts and disbursements related to intercompany transfers among the Debtors such as cash concentration account sweeps and expense reimbursements, are excluded from total cash receipts and disbursements set forth in MOR-1. Cash receipts and disbursements include certain intercompany expense transactions.

Notes to MOR-la:

Amounts listed are the bank balances as of the close of business on January 2, 2021. Copies of the bank statements were not included with this MOR due to the voluminous nature of the statements and are available upon reasonable request in writing to counsel for the Debtors.

Notes to MOR-2 and MOR-3:

This MOR has been prepared on a legal entity basis for the Debtors.

As a result of the Debtors’ chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court order, further developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. No assurance can be given as to the value, if any, that may be ascribed to the Debtors' various prepetition liabilities and other securities.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.Debtors	Reporting Period: December 3, 2020 - January 2, 2021

MOR-1
Schedule of Cash Receipts and Disbursements

Reporting Period: December 3, 2020 - January 2, 2021
($’s in USD)

					Cumulative[1]
#	FCI	FSC	FHC	FLLC	12/3/20 Ͳ 1/2/21
1 Receipts
2 Credit Card and Cash Receipts	$49,506,259	$-	$-	$-	$49,506,259
3 Inventory Liquidation	-	-	-	-	-
4 Federal Tax Refund	-	-	-	-	-
5 Total Receipts	49,506,259	-	-	-	49,506,259
6 Operating Disbursements
7 Payroll & Taxes	4,810,077	1,004,574	-	-	5,814,651
8 Rent	4,948,936	106,565	-	-	5,055,501
9 Inventory	-	6,398,530	-	-	6,398,530
10 Sales Tax	2,538,279	-	-	-	2,538,279
11 Merchant Fees	65,545	-	-	-	65,545
12 Employee Benefits	76,619	434,895	-	-	511,514
13 Marketing	-	293,740	-	-	293,740
14 Professional/Computer Services	-	1,028,108	-	-	1,028,108
15 Other A/P	959,569	1,447,210	42	-	2,406,821
16 Total Operating Disbursements	13,399,025	10,713,623	42	-	24,112,691
17 Net Cash Flow from Operations	$36,107,234	$(10,713,623)	$(42)	$-	$25,393,569
18 Non-Operating Disbursements / (Receipts)
19 Debt Service	-	-	-	-	-
20 State Taxes	2,209	-	-	-	2,209
21 Federal Taxes	-	-	-	-	-
22 CapEx	-			-	-
23 Tenant Allowance	-	-	-	-	-
24 Total Non-Operating Disbursements / (Receipts)	2,209	-	-	-	2,209
25 Net Cash Flow Before Restructuring	$36,105,025	$(10,713,623)	$(42)	$-	$25,391,360
26 Restructuring Related Disbursements
27 Professional Fees[2]	-	3,247,000	-	-	3,247,000
28 Credit Card Program Deposits	-	-	-	-	-
29 Utility Deposit	205,000	-	-	-	205,000
30 503(b)(9) and Critical Vendor Payments	-		-		-
31 KEIP/KERP	-	-	-	-	-
32 UST Fees	-	275,000	-	.	275,000
33 DIP Fees & Interest-Term	-	-	-	-	-
34 DIP Fees & Interest-Revolver	-	300,000	-	-	300,000
35 Prepetition Term Loan Repayment	-	-	-	-	-
36 Cure Costs	-	-	-	-	-
37 Other	-	-	-	-	-
38 Total Restructuring Related Disbursements	205,000	3,822,000	-	-	4,027,000
39 Net Cash Flow	$35,900,025	$(14,535,623)	$(42)	$-	$21,364,360

40 Beginning Cash Balance	$7,158,003	$1,648,914	$19,798	-	$8,826,715
41 Net Cash Flow	35,900,025	(14,535,623)	(42)	-	21,364,360
42 Borrowings	-	28,800,000	-	-	28,800,000
43 Repayments[3]	(47,117,717)	-	-	-	(47,117,717)
44 Intercompany	10,600,000	(10,600,000)	-	-	-
45 Ending Cash Balance	$6,540,311	$5,313,291	$19,756	$-	$11,873,358

Footnotes:

[1]	Cash balance represents book balance, which is net of outstanding checks and may differ from bank balance due to the timing of items being posted to the Debtors' bank accounts.
[2]	Professional fees include $100,000 Debtor-in-Possession (“DIP”) fee to Tiger Group, $100,000 prepayment to A&G Realty Partners LLC, and $200,000 in legal prepayments to the stalking horse bidder. Remaining $2.847M paid into the professional fee carve out escrow per terms of the DIP financing agreement.
[3]	Repayments includes collections held by DIP lender. These amounts are shown as restricted cash on the Balance Sheet.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: December 3, 2020 - January 2, 2021
Debtors

MOR-la

Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations

Reporting Period: December 3, 2020 - January 2, 2021

($’s in USD)

#	Debtor Entity	Account Number (Last 4 Digits)	Bank	Account Type	For the Period Ended 1/2/2021[1]
1	Francesca's Collections, Inc.	9049	Chase	Depository	$428,296
2	Francesca's Collections, Inc.	5974	Wells Fargo	Checking	1,554,476
3	Francesca's Collections, Inc.	5309	Bank of America	Depository	943,114
4	Francesca's Collections, Inc.	5744	Regions	Depository	238,897
5	Francesca's Collections, Inc.	9450	Citizens	Depository	254,109
6	Francesca's Collections, Inc.	4465	BB&T	Depository	48,778
7	Francesca's Collections, Inc.	3154	PNC	Depository	294,152
8	Francesca's Collections, Inc.	4758	Fifth Third	Depository	149,848
9	Francesca's Collections, Inc.	8807	US BANK	Depository	187,412
10	Francesca's Collections, Inc.	2091	IBC	Depository	11,046
11	Francesca's Collections, Inc.	0085	Pinnacle Bank	Depository	20,333
12	Francesca's Collections, Inc.	4128	Community First Nat'I	Depository	14,350
13	Francesca's Collections, Inc.	0596	First Citizens Bank	Depository	88,799
14	Francesca's Collections, Inc.	8962	Chase	Passthrough	-
15	Francesca's Collections, Inc.	4644	Chase	Checking	1,094,560
16	Francesca's Collections, Inc.	4669	Chase	Checking	-
17	Francesca's Collections, Inc.	5990	Wells Fargo	Depository	420,278
18	Francesca's Holdings Corporation	9350	Chase	Checking	19,756
19	Francesca's Services Corporation	8238	Chase	Checking	5,313,291
20	Francesca's Collections, Inc.	3265	Chase	Checking/Depository	398,861
21	Francesca's Collections, Inc.	4651	Chase	Depository	-
22			Cash and Cash Equivalents at Financial Institutions		$11,480,355
23	Francesca's Collections, Inc.		Petty Cash Held at Boutiques		393,003
24			Reported Cash and Cash Equivalents at 1/2/2021		$11,873,358
25	Francesca's Collections, Inc.	7861	Chase	Certificate of Deposit[2]	214,510

Footnotes:

[1] Cash balance represents book balance, which is net of outstanding checks and may differ from bank balance due to the timing of items being posted to the Debtors' bank accounts.

[2] Certificate of Deposit included in restricted cash on Debtors' Balance Sheet.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: December 3, 2020 - January 2, 2021
Debtors

MOR-la

Debtor Attestation to with Respect to Bank Account Reconciliations, Bank Statements and

Open/Closed Bank Accounts

Reporting Period: December 3, 2020 - January 2, 2021

Bank Account Reconciliations & Cash Disbursement Journal

The Debtors affirm that bank account reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within their financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statement

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Open/Closed Bank Accounts

The Debtors did not open or close any bank accounts during December.

02/05/2021
Cindy Thomassee[2]	Date
Chief Financial Officer of Francesca’s Holdings Corporation, et al.

2 As of January 30, 2021, Cindy Thomassee is no longer an officer of the Debtors; however, she has signed the December Monthly Operating Report as the financial information included herein relates to the period prior to her resignation.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: December 3, 2020 - January 2, 2021
Debtors

MOR-lb

Schedule of Professional Fees and Expenses Paid

Reporting Period: December 3, 2020 - January 2, 2021

($’s in USD)

There were no payments made to bankruptcy professionals between December 3, 2020 and January 2, 2021.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: December 3, 2020 - January 2, 2021
Debtors

MOR-2

Statement of Operations by Legal Entity

Reporting Period: December 3, 2020 - January 2, 2021

($’s in USD)

#	Category	FCI	FSC	FHC	FLLC	Consolidated
1	Net sales	$46,034,503	$42,520	$-	$-	$46,077,02
2	Cost of goods sold and occupancy costs	26,722,869		-	-	3 26,722,869
3	Gross profit	19,311,634	42,520	-	-	19,354,154
4	Selling, general and administrative expenses	7,572,604	3,333,844	42	-	10,906,490
5	(Loss) income from operations	11,739,030	(3,291,324)	(42)	-	8,447,664
6	Restructuring (expenses)[1]	-	(3,754,222)	-	-	(3,754,222)
7	Asset impairment charges[2]	(31,879,221)	(288)	-	-	(31,879,510)
8	Interest income (expense)	-		-	-	(137,649)
9	Other income (expense)	16,022	(254,334)	-	-	(238,312)
10	(Loss) income before income tax expense	(20,124,169)	(7,437,819)	(42)	-	(27,562,029)
11	Income tax expense	(6,166,701)	-	-	-	(6,166,701)
12	Net (loss) income	$(13,957,468)	$(7,437,819)	$(42)	$-	$(21,395,328)

Footnotes:

[1] Restructuring expenses include $3.45M of restructuring professional fees and a $300K DIP financing fee.

[2] Asset impairment charges include $28.1M of lease right-of-use asset impairment and $3.8M of property, plant, and equipment asset impairment associated with January close stores.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: December 3, 2020 - January 2, 2021
Debtors

MOR-3
Balance Sheet by Legal Entity

Reporting Period: December 3, 2020 - January 2, 2021
($’s in USD)

Balance Sheet at 01/02/2021

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated
	Assets
	Current Assets
1	Cash and cash equivalents	$6,540,311	$5,313,291	$19,756	$-	$-	$11,873,358
2	Accounts receivable	17,831,345	239,492,890	-	-	(237,914,230)	19,410,006
3	Inventories	26,591,794	(77,081)	-	-	(2,233,609)	24,281,104
4	Prepaid expenses and other current assets	7,012,754	25,966,341	-	-	-	32,979,095
5	Total Current Assets	57,976,204	270,695,441	19,756	-	(240,147,839)	88,543,562
6	Operating lease right-of-use assets, net	118,926,429	3,927,417	-	-	-	122,853,846
7	Property and equipment, net	26,240,460	3,680,137	-	-	-	29,920,597
8	Other assets, Net	125,252	1,611,871	202,315,652	-		204,052,775
9	Total Assets	$203,268,345	$279,914,866	$202,335,408	$-	$(240,147,839)	$445,370,780
	Liabilities And Stockholders' Eauitv
	Current Liabilities
10	Accounts payable	$245,303,651	$20,592,913	$857,028	$-	$(237,914,230)	$28,839,362
11	Accrued liabilities	8,701,428	4,965,502	-	-	-	13,666,930
12	Current portion of long-term debt	-	-	-	-	-	-
13	Current portion of operating lease liabilities	107,414,454	1,021,461	-	-	-	108,435,915
14	Total Current Liabilities	361,419,533	26,579,877	857,028	-	(237,914,230)	150,942,207
15	Operating lease liabilities	136,355,279	3,211,950	-	-		139,567,229
16	Long-term debt, net		9,323,154	-	-		9,323,154
17	Other liabilities	(202,240,947)	40,347,094	162,486,232	-	(520,322)	72,058
18	Total Liabilities	295,533,866	79,462,074	163,343,260	-	(238,434,552)	299,904,647
19	Preferred Stock	-	-	-	-	-	-
	Stockholders' Eauitv
20	Common stock	-	1	39,474	-	(2)	39,473
21	APIC	-	8,609,538	113,223,502	-	(8,609,537)	113,223,503
22	Retained earnings	(92,265,521)	191,843,253	85,750,555	-	6,896,252	192,224,540
23	Treasury stock	-	-	(160,021,383)	-	-	(160,021,383)
24	Total Stockholders'Equity	(92,265,521)	200,452,792	38,992,148	-	(1,713,287)	145,466,133
25	Total Liabilities And Stockholders' Equity	$203,268,345	$279,914,866	$202,335,408	$-	$(240,147,839)	$445,370,780

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: December 3, 2020 - January 2, 2021
Debtors

Debtor Attestation with Respect to Postpetition Taxes

Reporting Period: December 3, 2020 - January 2, 2021

Cindy Thomassee hereby declares under penalty of perjury:

I am the Chief Financial Officer of Francesca’s Holdings Corp., et al., the above captioned debtors and debtors in possession (collectively the "Debtors"). I am familiar with the Debtors’ day-to-day operations, business affairs, and books and records. I am authorized to submit this statement on behalf of the Debtors.

All statements in this statement are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion.

To the best of my knowledge, information and belief, and except as otherwise set forth in the MOR, all of the Debtors have filed all the necessary federal, state and local tax returns, or extensions related there to, and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required postpetition tax payments, which are not subject to dispute or reconciliation, and are current.

02/05/2021
Cindy Thomassee[3]	Date
Chief Financial Officer of Francesca’s Holdings Corporation, et al.

3 As of January 30, 2021, Cindy Thomassee is no longer an officer of the Debtors; however, she has signed the December Monthly Operating Report as the financial information included herein relates to the period prior to her resignation.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: December 3, 2020 - January 2, 2021
Debtors

MOR-4
Summary of Unpaid Postpetition Debts

Reporting Period: December 3, 2020 - January 2, 2021
($’s in USD)

			Days past Due
#	Accounts Payable	Current	0-30 Days	31 - 60 Days	61 - 90 Days	>91 Days	Total
1	Combined Debtors[1][2]	$1,644,841	$208,753	$-	$-	$-	$1,853,594

Footnotes:

[1] The postpetition accounts payable represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system.

[2] This summary does not include accruals or intercompany payables.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: December 3, 2020 - January 2, 2021
Debtors

MOR-5
Accounts Receivable Reconciliation and Aging

Reporting Period: December 3, 2020 - January 2, 2021
($’s in USD)

Accounts Receivable Reconciliation

	Reconciliation	Beginning Accounts Receivable	Change in Accounts Receivable	Ending Accounts Receivable
1	Total Accounts Receivable[1][2]	$10,783,714	$8,626,291	$19,410,006

Accounts Receivable Aging

			Days Past Due
#	Aging	Current	0-30 Days	31 - 60 Days	61 - 90 Days	91+ Days	Total	Uncollectible	AR (Net)
2	Sales Receivables	$3,521,667	$-	$-	$-	$-	$3,521,667	$-	$3,521,667
3	Insurance Receivables	-	-	-	-	110,351	110,351	-	110,351
4	Income Tax Receivables	14,005,541	-	-	-	-	14,005,541	-	14,005,541
5	Employee Receivables	-	494	-	-	2,151	2,645	-	2,645
6	Landlord Receivables	-	-	-	7,897	-	7,897	-	7,897
7	Vendor Credit Receivables	1,761,904	-	-	-	-	1,761,904	-	1,761,904
8	Total Accounts Receivable[1][2]	$19,289,112	$494	$-	$7,897	$112,502	$19,410,006	$-	$19,410,006

Footnotes:

[1] Amounts are aged from the due date and shown on a gross basis before any adjustment for estimated bad debts and other uncollectable amounts.

[2] This summary does not include any accrued fees, discounts or intercompany receivables.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: December 3, 2020 - January 2, 2021
Debtors

MOR-5
DEBTOR QUESTIONNAIRE

Reporting Period: December 3, 2020 - January 2, 2021

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: December 3, 2020 - January 2, 2021
Debtors

Exhibit A
Balance Sheet by Legal Entity

Reporting Period: December 3, 2020 - January 2, 2021
($’s in USD)

Opening Balance Sheet at 12/03/2020

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated
	Assets
	Current Assets
1	Cash and cash equivalents	$7,158,003	$1,648,914	$19,798	$-	$-	$8,826,715
2	Accounts receivable	10,719,938	214,664,735	-	-	(214,600,960)	10,783,714
3	Inventories	46,705,793	1,560,760	-	-.	(6,530,967)	41,735,586
4	Prepaid expenses and other current assets	2,453,610	13,448,974	-	-	-	15,902,584
5	Total Current Assets	67,037,345	231,323,383	19,798	-	(221,131,927)	77,248,599
5	Operating lease right-of-use assets, net	146,626,533	3,946,899	-.	-.	-	150,573,432
7	Property and equipment, net	31,214,215	3,819,887	-	-	-	35,034,101
8	Other assets, Net	120,252	1,944,209	202,315,652	-	(202,315,652)	2,064,460
9	Total Assets	$244,998,345	$241,034,377	$202,335,450	$-	$(423,447,579)	$264,920,593
	Liabilities And Stockholders' Equity
	Current Liabilities
10	Accounts payable	$51,640,070	$26,981,239	$162,851,380	$-	$(215,121,282)	$26,351,406
11	Accrued liabilities	5,636,061	4,760,958	-	-	-.	11,397,020
12	Current portion of long-term debt			-	-	-	-
13	Current portion of operating lease liabilities	107,325,948	1,021,461	-	-	-	108,347,410
14	Total Current Liabilities	165,602,079	32,763,659	162,851,380	-	(215,121,282)	146,095,835
15	Operating lease liabilities	136,355,279	3,231,432	-	-	-	139,586,711
16	Long-term debt, net	-	14,200,357	-	-	-	14,200,357
17	Other liabilities	-	-	493,821	-	-	493,821
18	Total Liabilities	301,957,358	50,195,448	163,345,201	.	(215,121,282)	300,376,724
19	Preferred Stock	-	-		-	-	-
	Stockholders' Equity
20	Common stock	-	1	39,474	-	(2)	39,473
21	APIC		8,609,538	113,221,561	-	(8,609,537)	113,221,562
22	Retained earnings	(56,959,014)	182,229,390	85,750,597	-.	(199,716,758)	11,304,216
23	Treasury stock	-	-	(160,021,383)	-	-	(160,021,383)
24	Total Stockholders' Equity	(56,959,014)	190,838,929	38,990,249	-	(208,326,297)	(35,456,132)
25	Total Liabilities And Stockholders' Equity	$244,998,345	$241,034,377	$202,335,450	$-	$(423,447,579)	$264,920,593

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: December 3, 2020 - January 2, 2021
Debtors

Exhibit B

Disbursements by Legal Entity

Reporting Period: December 3, 2020 - January 2, 2021

($’s in USD)

#	Debtor Name	Abbreviation	Case Number	Disbursements[1]
1	Francesca's Holdings Corporation	FHC	20-13076	$42
2	Francesca's, LLC	FLLC	20-13077	-
3	Francesca's Collections, Inc.	FCI	20-13078	13,606,234
4	Francesca's Services Corporation	FSC	20-13079	14,535,623
5	Total			$28,141,900

Footnotes:

1 Includes disbursements made December 3, 2020 - January 2, 2021.